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                                                                   EXHIBIT 23.2


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of NT Media Corp. of California, Inc. of our report dated April 2, 2007 relating to the consolidated financial statements of NT Media Corp. of California, Inc.


                                                  /s/ AJ. Robbins, P.C.
                                                  ------------------------------
                                                  AJ. ROBBINS, P.C.
                                                  CERTIFIED PUBLIC ACCOUNTANTS



DENVER, COLORADO
MARCH 5, 2009